Exhibit 99.1

 Investor DayMay 13, 2019

 Safe Harbor  Certain statements contained in this presentation concerning Adtalem Global Education’s future performance, including those statements concerning expectations or plans, constitute “forward-looking statements” within the meaning of the Safe Harbor Provision of the Private Securities Litigation Reform Act of 1995. These forward-looking statements generally can be identified by phrases such as Adtalem Global Education or its management "believes," "expects," "anticipates," "foresees," "forecasts," "estimates,” “plans,” “intends” or other words or phrases of similar import. Actual results may differ materially from those projected or implied by these forward-looking statements. Potential risks, uncertainties and other factors that could cause results to differ are described more fully in Item 1A, "Risk Factors," in the most recent Annual Report on Form 10-K for the year ending June 30, 2018 and filed with the Securities and Exchange Commission (SEC) on August 24, 2018 and its most recent Quarterly Report on Form 10-Q for the quarter ending March 31, 2019 and filed with the SEC on May 2, 2019.Non-GAAP Financial MeasuresThis presentation includes references to certain financial measures that are not calculated in accordance with generally accepted accounting principles in the United States (“GAAP”). Management believes that the non-GAAP disclosures provide investors with useful supplemental information regarding the underlying business trends and performance of Adtalem’s ongoing operations and are useful for period-over-period comparisons of such operations. Adtalem uses these supplemental financial measures internally in its assessment of the performance of its portfolio of investments. These non-GAAP financial measures have important limitations and should not be considered in isolation or as a substitute for measures of Adtalem’s ﬁnancial performance prepared in accordance with GAAP. For how we deﬁne the non-GAAP ﬁnancial measures, including EBITDA, and a reconciliation of each non-GAAP ﬁnancial measure to the most directly comparable GAAP measure, please refer to the reconciliation at the end of this presentation.

 12:00 Welcome John Kristoff12:05 Adtalem Today: Poised for Growth Lisa Wardell12:30 The Workforce Solutions Provider Model Stephen Beard 1:00 Enterprise-Level Financial Strategy Lisa Wardell 1:20 Vertical Overviews Medical & Healthcare Kathy Boden Holland Financial Services Mehul Patel Business & Law Thiago Sayão 2:05 Break 2:20 Academic Panel Maira Habimorad, Mehul Patel, Karen Cox, William Owen 2:40 Financial Overview Patrick Unzicker 3:10 Q&A  Agenda

 Adtalem Today: Poised for Growth  Lisa WardellPresident and Chief Executive Officer

Substantial Progress Since May 2018 Investor Day

- **Streamlined portfolio** with the divestitures of DeVry University/Carrington College
- **Completed permanent relocation** of Ross University School of Medicine to Barbados
- **Returned AUC to St. Maarten**, with a new permanent satellite campus in the U.K.
- Introduced **Workforce Solutions Provider** with new verticals/organizational structure – Medical & Healthcare, Financial Services, and Business & Law
- **Enhanced financial performance** driven by organic growth through new programs/ product offerings, margin expansion, cost efficiencies, and a focus on B2B partnerships/ customers
- Maintained **strong track record of capital allocation** through organic investment in growing businesses, share repurchases, and strategically aligned pending acquisition of OCL Financial Services

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ADTALEM GLOBAL EDUCATION

             Strong cash flow generation and solid financial position with focus on shareholder returns  Experienced, global management team  Mission-based organization focused on serving student and employer partners  Streamlined and focused business/ enhanced long-term strategy  Compelling Investment Thesis  Substantial organic revenue growth and margin expansion opportunities  Leading positions with competitive differentiated products in attractive, growing markets

 Robust Portfolio with Diverse Revenue Mix andRevenue Growth Opportunities  Medical & Healthcare  Financial Services  Business & Law

 Leading positions in attractive, growing markets with compelling organic revenue growth opportunities.  One of the largest Medical and Healthcare tertiary educationproviders globally  ATB ranked No. 1 institution in 8 of 12cities where wecompete in Brazil  No. 1 or 2 brandin all professional services offerings  ACAMS, supportedby Becker and OCL, driving organic growth opportunities in Financial Services  Leading Market Positions and Growing Opportunities

Mission-Based Organization Serving Students and Employer Partners

Our Vision Is to Empower

- Empower our students to achieve their goals and encourage our students to make inspiring contributions to the global community
- Produce more marketable graduates who can fill employer partners' talent needs
- Form deep partnerships with employers who provide careers and advancement/new skills for our graduates/members
- Provide comprehensive solutions for multinational corporations, financial services firms and hospital systems
- Drive intentional diversity in our employees, student body and suppliers
- Practice our values of Teamwork, Energy, Accountability, Community and Heart

ESG Strategy

- Enhance communities in which we teach, learn and work by operating sustainably, maintaining responsible governance standards and supporting our global community
- Ongoing efforts include documenting and increasing programs in supplier diversity, employee and vendor diversity and inclusion, waste energy and community investment

©2019 Adtalem Global Education Inc. All rights reserved.
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ADTALEM
GLOBAL EDUCATION

Streamlined Business and Enhanced Long-Term Enterprise Strategy

- Embraces education mission and broadens our customer base
- Builds upon existing strengths – brands, product demand, functional synergies – to drive value creation across the portfolio
- Enhances solution set and creates more value for stakeholders, especially employers looking for talent acquisition, development and retention
- Strengthens new product development capability across the portfolio that sets the stage for long-term organic growth
- Leverages the existing portfolio while transforming how we integrate and deploy capabilities across the enterprise
- Leverages corporate partnership capability that is driving incremental revenue for all business units

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ADTALEM GLOBAL EDUCATION

Organic Growth and Margin Expansion Opportunities

Accelerating organic growth supported by increasing operational efficiencies.

Increasing capacity in medical and veterinary schools with university and employer partnerships, satellite campus, new programs

Adding in-demand graduate programs at Chamberlain in nursing and health professions colleges

Driving sales in financial services through product differentiation (Becker) and geographic and language offering expansion (ACAMS)

Participating in growing trend of distance learning, particularly in Brazil, to support continuing enrollment

Capitalizing on strong brands across portfolio to drive growth

Return to enrollment growth at medical and veterinarian schools

Increased relevancy of brands through product differentiation and customer responsiveness

Expansion of higher margin online programs, i.e., graduate at Chamberlain and CPE in financial services

©2019 Adtalem Global Education Inc. All rights reserved.

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ADTALEM Global Education

Strong Financial Position and Cash Generation

Strong cash flow generation, healthy margin profile, solid financial position supports future growth initiatives and shareholder returns.

- Significant discretionary free cash flow with continued focus on maintaining financial strength and flexibility
- Reduced cost of capital driven by recent balance sheet recapitalization
- Strong and consistent margins
- Prudent use of CapEx to drive incremental revenue over time

Financial Overview[1]



$ IN MILLIONS
14.4%
$958
$137
14.7%
$1,080
$159
16.6%
$1,208
$201
17.3%
$1,231
$213
FY15
FY16
FY17
FY18
Revenue
Operating Income
Percentage Margin

[1] Fiscal years ended June 30. From continuing operations excluding special items.

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ADTALEM GLOBAL EDUCATION

Experienced, Global Management Team



Lisa Wardell

President and CEO

- Lisa Wardell was appointed President and CEO in 2016 and has been a member of Adtalem's Board of Directors since 2008
- Prior to her current position with Adtalem, Wardell was Executive Vice President and Chief Operating Officer for The RLJ Companies, a diversified holding company, bringing significant experience in corporate development, M&A and strategy
- She currently serves on the Board of Directors for Lowe's Home Improvement and THINK450, the commercial subsidiary of the National Basketball Players Association
- She is also a member of The Business Council, the Executive Leadership Council, CEO Action for Diversity and Inclusion and the Fortune CEO Initiative



Patrick Unzicker

Chief Financial Officer

- Patrick Unzicker was appointed Senior Vice President, Chief Financial Officer and Treasurer for Adtalem Global Education in 2016
- Unzicker joined Adtalem in 2006 as Controller
- Before joining Adtalem, Unzicker served as Vice President and Controller of Whitehall Jewelers
- Unzicker is on the Board of Trustees of the Catholic Theological Union and serves on the Advisory Board of the Accounting and Business Law department of Loyola University Chicago



Stephen W. Beard

Chief Operating Officer, General Counsel and Corporate Secretary

- Stephen Beard was appointed Chief Operating Officer and General Counsel for Adtalem Global Education in 2019
- Beard joined Adtalem in 2018 as General Counsel
- Before joining Adtalem, Beard served as Chief Administrative Officer and General Counsel of Heidrick & Struggles
- Prior to Heidrick, Beard served as an associate of Schiff Hardin in their M&A and corporate law practice
- Beard is on the Board of Directors of A Better Chicago and serves on the board of Lurie Children's Hospital



Kathy Boden Holland

Group President, Medical & Healthcare Education

- Kathy Boden Holland was appointed to current position in 2018
- Most recently, Boden Holland served as EVP, Bank Products and in other executive leadership roles at Elevate Credit, Inc., from 2014 to 2018. Prior roles include EVP, Corporate Development, of Think Finance Incorporated and President of RLJ Financial LLC
- She was a Director of Adtalem Global Education from 2017 to 2018, served as a Board Member to the UNC Kenan-Flagler Business School, Center for the Business of Health, and serves as an Advisory Board Member of Capital A Partners, an early stage venture capital firm



Thiago Sayão

Group President, Business & Law, Adtalem Global Education

- Thiago Sayão was appointed to current position in May 2019
- Sayão has nearly 20 years of experience in education in Brazil
- As a founding partner of Meta Concursos, he acquired Damásio in 2008. Under Sayão's leadership, Damásio grew from R$20 million to R$150 million before being acquired by Adtalem in 2015. Most recently, he served as Vice President, Adtalem Brazil



Mehul Patel

Group President, Professional Education

- Mehul Patel was appointed to current position in 2017
- Most recently Patel served as President of Apollo Global, the international education unit of Apollo Education Group, Inc., where he was responsible for several global acquisitions in addition to organic growth
- Formerly Patel was President of Kaplan Professional Publishing and Kaplan Professional Schools, where he led two professional education business units

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 Adtalem Today Is Positioned Well for Tomorrow.    We have successfullypositioned the businessfor an exciting transformationto deliver accelerated growthand an enhanced portfolio.

 The Workforce Solutions Provider  Stephen BeardChief Operating Officer

 Medical & Healthcare  Financial Services  Business & Law  U.S. Post-Secondary    Recent Divestitures Permit Adtalem to Leverage Its Strengths and Pivot with the Market  DIVESTITURES

 ATGE’s traditional business model is impactedby the evolving learning landscape, driven by three key trends…   Higher Ed Institutions Facing Pressure to Improve Student ROI  Tech and Business Model Innovations  Boundaries Blurring Between Educators and Employers              The Education Landscape Is Shifting; Adtalem Is Evolving to Meet New Demands  The market is expected to continue to shift toward flexible, on-the-job training and lifelong learning/continuous upskilling.

Adtalem Will Migrate from Portfolio Manager to Workforce Solutions Provider

Portfolio Manager	Workforce Solutions Provider
• This model benefited us with a straightforward playbook for a broadly diversified portfolio • However, it also presented complexity and risk and lacked opportunities for driving value through shared activity and transferrable capabilities across the enterprise	• Responsive to **positive market dynamics** that demand stronger links between education and workforce needs • Opportunities for **higher mix of B2B revenue** as workforce player • Longer relationship with consumer over time translates to **higher customer lifetime value (CLTV)**

An enterprise strategy that delivers leading workforce solutions permits Adtalem to serve our markets in a more competitive and comprehensive way.

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ADTALEM GLOBAL EDUCATION

Sizeable Market Opportunity in Workforce Solutions Value Chain Leveraging Existing Capabilities

Workforce Solutions Value Chain

TAM	Educate		Recruit & Select	Prepare & Certify	Train & Develop
	$195B		$37B	$5B	$28B
	Graduate admissions exams, test prep and readiness programs	Formal, degree-granting programs or equivalent	Staffing offerings	Industry-related test preparation and certification offerings	Continuing and professional education and training
	• Prepare aspiring students to apply/ advance to degree programs	• Develop qualified professionals via degree-granting programs and related training	• Connect graduates with prospective employers • Assist organizations with short- or long-term staffing needs, or broader strategic services; includes apprenticeship models	• Prepare professionals with training, test preparation and knowledge acquisition to pass required certification exams • Assist students in preparing for advanced certifications which helps them accelerate their careers	• Offer continuing education for professionals to maintain knowledge/ meet regulatory requirements

©2019 Adtalem Global Education Inc. All rights reserved.
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ADTALEM GLOBAL EDUCATION

 Streamlined Verticals    Medical & Healthcare    Financial Services    Business & Law  Our verticals will prioritize growth opportunities that serve current and prospective customers.              And they will leverage opportunities for shared activities and transferrable capabilities.

 Adtalem Will Expand Across the Workforce Solutions Value Chain  Medical & Healthcare    Enterprise Driven B2B Partnerships    Educate    Recruit & Select    Prepare & Certify    Train & Develop                                Value Chain and Industry Verticals  Educate  Recruit & Select  Prepare & Certify  Train & Develop  Educate  Recruit & Select  Prepare & Certify  Train & Develop  Financial Services  Business& Law  ChamberlainRUSMRUSVMAUCMERPWyden Health  IbmecWydenDamásio  BeckerACAMSEduPristine  Damásio Curso ClioSJT  BeckerACAMSEduPristine  SJT Med  Ibmec

 Competitive Differentiators of the Workforce Solutions Strategy    Several capabilities at the enterprise level, strengthened by the leadership team, will lend themselves to the workforce solutions provider strategy.      Brand Strength  Global Platform  Institutional Partnerships              Academic Foundation      Talent

 Revitalized Model Improves Competitiveness, Accelerates Growth, and Drives Enterprise Value                  Synergies driven by shared activities and skills   Responsive to positive market dynamics, linking education and workforce needs  Focused portfolio with streamlined assets  Expansion opportunities across geography, industry and horizontally   Relationship with consumer over time translates to higher customer lifetime value  Enhanced opportunity for B2B relationships                      Builds upon existing strengths  Higher mix of B2B revenue as a workforce player

 Leverage Multiple Vehicles to Achieve Growth Goals              Consistently Profitable Topline Growth  Exploiting the Synergies of the Streamlined Portfolio  Differentiating Capabilities  Accretive Inorganic Growth

 Enterprise-Level Financial Strategy  Lisa WardellPresident and Chief Executive Officer

 Capital Allocation           Invest in the core – institutions and companies  Return capital to shareholders  Make strategic acquisitions via disciplined approach  Maintain financial strength and flexibility  Continually Allocating Capital to Increase Enterprise Value While Maintaining Leverage Under 2x

M&A Criteria

Driving marginal revenue in the core through the thoughtful, disciplined and strategic use of M&A to bridge gaps in the workforce solutions provider capabilities.

- ☑ ROIC and accretive enterprise value
- ☑ Ability to scale
- ☑ Talent/acquihire
- ☑ Impact on global reach
- ☑ Synergy opportunities
- ☑ Positioned within Workforce Solutions value chain

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ADTALEM GLOBAL EDUCATION

 Medical and Healthcare  Kathy Boden HollandGroup President, Medical & Healthcare Education

Medical & Healthcare

At a Glance

- **38,000+ students** and **86,000+ alumni** from 5 medical and healthcare institutions
- **1,500+ clinical relationships** with healthcare systems and nursing organizations
- Serving a **diverse market**/demographic of students in the medical and healthcare fields
- **90% plus medical residency** attainment rate for both medical schools
- Strong **positive student outcome** trends: NCLEX & NAVLE scores as well as residency attainment
- Each institution is in **growth mode** and portfolio has stabilized post-hurricanes Maria and Irma
- Early and favorable signs of **value from cross-vertical effort**:
  - Dual degree programs
  - Joint clinical negotiations
  - Leveraging technology investments and education expertise

Vertical Investment Highlights

- Collectively, the largest medical "institution" in the U.S. market, offering economies of scale and broad market insight
- Positioned to address the significant demand for healthcare programs and graduates
- Student outcomes continue to improve

ROSS UNIVERSITY
SCHOOL OF MEDICINE

American University of the Caribbean School of Medicine

ROSS UNIVERSITY
SCHOOL OF VETERINARY MEDICINE

CHAMBERLAIN UNIVERSITY

MEDICAL EDUCATION READINESS PROGRAM

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ADTALEM GLOBAL EDUCATION

Positioned to Capture Market Demand

NURSING	MEDICAL	VETERINARY
15% growth in demand for nurses expected from 2016 to 2026	**52k+** shortfall for primary care physicians in 2025[2]	**$35B** Global animal healthcare projected market by 2025
31% Employment for FNPs expected from 2016 to 2026[1]	**<32%** are practice owners[3]	**<0.5%** Unemployment among U.S. veterinarians
1.1M RNs required to support expansion/ replacement needs	**33%** of physicians will be 65+ in age in 10 years	**1.8:1** Demand outstrips supply; applicant to seat ratio

[1] Source: Bureau of Labor Statistics Occupational Outlook Handbook. [2] Source: American Association of Medical Colleges, November 2017.
[3] Source: https://revcycleintelligence.com/news/less-than-a-third-of-docs-owned-independent-practices-in-2018.

©2019 Adtalem Global Education Inc. All rights reserved.
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ADTALEM
GLOBAL EDUCATION

CHAMBERLAIN
UNIVERSITY

- **31,000+ students** enrolled across all programs
- Largest Bachelor of Science in Nursing program in the U.S., offered at **22 campuses in 15 states**
- Online post-licensure nursing and graduate programs represent two-thirds of student enrollment
- 60,000 alumni nationwide; **1 in 36 working nurses is a Chamberlain University graduate**
- **Chamberlain Care** approach is unique and differentiated

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ADTALEM
GLOBAL EDUCATION

   On-site  Online  Chamberlain University Degree Programs & Options  Chamberlain University Degree Programs and Options

 Chamberlain Has Built and Scaled Market-Leading ProgramsLeading to a Large and Influential Alumni Base  #1 IN TOTAL ENROLLMENT#1 IN ENROLLMENT PRE-LICENSURE BACCALAUREATE NURSING#1 IN ENROLLMENT IN MSN-FNP PROGRAMS#2 IN ENROLLMENT IN RN TO BSN#2 IN ENROLLMENT IN MSN PROGRAMS#2 IN ENROLLMENT IN NON-CLINICAL MSN TRACKS#3 IN ENROLLMENT IN DNP PROGRAMS  Chamberlain Graduates by Year

 Chamberlain’s New Campuses on Average Reach Profitability in Year 3  CAGR = 13%

 60+ Healthcare Development Specialists with Collaborative Relationships at 920 Healthcare and Educational Institutions, Colleges and Associations

American University of the Caribbean School of Medicine

- Located in St. Maarten with ~1,400 students, returned in full August 2018, followed by a return to new student enrollment growth
- Achieved record 90% residency attainment rate in 2019, with nearly 300 AUC graduates matching in 38 states and 24 specialties
- Campus in U.K., in partnership with University of Central Lancashire, expecting first students in September 2019. Successful completion provides path for Commonwealth students to practice in the U.S.

7,000+ ALUMNI

58% PRIMARY CARE PRACTITIONERS

>90% PRACTICE IN LOW INCOME AREAS

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ADTALEM Global Education

ROSS UNIVERSITY
SCHOOL OF MEDICINE

- January 2019, approximately 1,500 basic sciences students relocated to Barbados; total current enrollment at RUSM is 3,000
  - New academic center with state-of-the-art infrastructure
  - Student living and learning center
- Achieved record 90% residency attainment rate in 2019
- Signed articulation agreements with HBCUs and HSIs create new channel for student acquisition

14,000+ ALUMNI

60% PRIMARY CARE PRACTITIONERS

43% PRACTICE IN HC SHORTAGE AREA

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ADTALEM
GLOBAL EDUCATION

Medical Education Readiness Program

- Applicants are admitted to AUC and RUSM, pending successful completion of one semester MERP program
- Designed for student success in medical school:
  - Strong basic science foundation
  - Cultivate good study skills
  - Build strong peer networks for medical school
- Data has shown that undergraduate GPA and MCAT scores are not statistically significant predictors of medical school success, but MERP grades are a strong predictor

65%+ OF STUDENTS START AT ROSS/AUC

3,000+ STUDENT COMPLETIONS

3 START OPTIONS IN A YEAR

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ADTALEM GLOBAL EDUCATION

ROSS UNIVERSITY
SCHOOL OF VETERINARY MEDICINE

- **AVMA accreditation** fully-renewed through 2026
- Largest AVMA accredited school and alumni base of any veterinary school
- **Vet Prep Program**, in a similar fashion to MERP, captures additional student demand and increases likelihood of DVM success post-completion
- **Brand recognition growth** and inclusion in VMCAS is resulting in increasing application volumes, especially for September enrollment
- PhD and MSc programs are expanding

5,000+
ALUMNI

10%
OF BANFIELD DVMS ARE RUSVM GRADUATES

66%
APPLICANTS VIA VMCAS

©2019 Adtalem Global Education Inc. All rights reserved.
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ADTALEM
GLOBAL EDUCATION

Medical & Healthcare Summary

Educate

Continue strategic program development in the core, including new campus development and unmet areas of demand

- Pipeline of online graduate programs in development
- Evaluating additional joint degree programs with other institutions in M/H vertical
- Ability to expand within the college of health professions

Recruit & Select

Select entry options that:

- Leverage alumni and provide growth opportunities relevant to core institutions
- Exercise discipline in execution through strong feedback loop with employee partners

Train & Develop

Leverage institutional content and accreditation for new offerings

Partner to leverage existing relationships for joint sales and provision of alumni upskilling needs

©2019 Adtalem Global Education Inc. All rights reserved.
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ADTALEM GLOBAL EDUCATION

 Financial Services  Mehul PatelGroup President, Professional Education

At a Glance

BECKER

Becker focuses on the Accounting and Financial Services vertical, including Accounting CPA and Accounting CPE. Becker is a market leader in CPA exam review, with a global presence in more than 50 countries

ACAMS

ACAMS is the largest international membership organization dedicated to financial crime prevention, offering membership, certification, conferences, and training globally with offices in Miami, London and Hong Kong

EDUPRISTINE

EduPristine is an India-based training provider for international certifications in Finance (CFA and FRM), Accounting (CPA, ACCA, and CMA), Analytics, and Digital Marketing and is a distribution channel for Becker products

OnCourse Learning

OnCourse Learning is a leading provider of digital, regulatory-oriented courses and webinars to the financial services industry including banks, credit unions, and mortgage loan originators ***

Vertical Investment Highlights

- Industry-leading brands with strong value propositions
- Compliance/regulatory and certification-driven offerings with intrinsic demand
- Efficient business models that are scalable, asset-light, and technology-enabled
- Recurring revenue opportunities through continuing education, memberships/subscriptions
- Strong cross-sale opportunities
- Strong B2B and workforce solutions orientation
- Global platform with capacity to replicate business model in other areas of the GRC space

***Pending closing of acquisition of OnCourse Learning's Financial Service's Division.

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ADTALEM GLOBAL EDUCATION

Becker: Formula for Success

- Strengthen our core CPA value proposition
  - Enhance experience to better align with student expectations (e.g., CPA SkillMaster videos; unlimited access bundle)
- Product and technology upgrades
  - Introducing adaptive learning experience and updated web, e-commerce, and CRM capabilities
- Expand CPE and product offerings
  - Launched 225 new courses in FY19 (+60%) – grew top 100 firm CPE customers by 25%
- Leverage B2B strength to deepen and expand corporate relationships
  - New clients in manufacturing, pharma, technology, retail, etc.
- Community building
  - CPA study groups; alumni effort
- Marketing effectiveness
  - Refreshing Becker brand as a leader in Accounting

BECKER



Becker founded in **1959**

1M+
Candidates have prepared for the CPA Exam with Becker

+90%
Since 2005, over 90% of the Watt Sells Award winners have used Becker to prepare for the CPA exam

©2019 Adtalem Global Education Inc. All rights reserved.
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ADTALEM GLOBAL EDUCATION

 ACAMS: Fueling Growth Globally   Regional sales offices  Head offices  A COMMUNITY OF72,000 MEMBERSAND65 CHAPTERSACROSS175 COUNTRIESSERVED BY 15 OFFICES GLOBALLYAND CERTIFICATION AVAILABLE IN 11 LANGUAGES

ACAMS: Fueling Growth Globally

- Continued international expansion
  - ~70% of addressable AML market opportunity is outside of U.S.
  - Asia Pac, Europe, and LatAm are fastest growing regions within ACAMS
- Grow membership and conferences
  - Enhancing value proposition for recurring membership revenue model
  - Opportunistically launching new conference offerings based on demand and geographic concentration
- Introduce new products/offerings
  - Launching first new exam-based certification in 16 years: CGSS (Certified Global Sanctions Specialist)
  - Short-courses, videos, webinars
  - Continued localization efforts
  - Platform extensions
- Infrastructure and technology enhancements


ACAMS
Recent Enforcement Actions: Lessons Le
on Culture of Compliance and Governa


CGSS
Certified
Global Sanctions
Specialist

©2019 Adtalem Global Education Inc. All rights reserved.
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ADTALEM
GLOBAL EDUCATION

Representative Partners and Technology Enablers to Accelerate Vertical Priorities

- Build a high-performance organization
  - Diverse leadership team with global experience and relevant company/industry backgrounds
- Optimize operating efficiency and effectiveness
  - Continued technology enhancements that help accelerate growth, improve delivery, and enhance experience
  - Drive marketing and sales effectiveness
- Diversify and grow our revenue base
  - Leveraging partnerships to expand offerings and category relevance
  - Inorganic growth that broadens/deepens portfolio, enhances our value proposition, and provides synergistic growth opportunities salesforce

Northeastern University

Singularity University

©2019 Adtalem Global Education Inc. All rights reserved.
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ADTALEM Global Education

Financial Services Summary

Educate

- Consider markets where there is supply/demand imbalance and also where the reputation and awareness of FS brands provides potential for partnerships
- Consider degree alternative opportunities – particularly in international markets

Prepare & Certify

- Aggressively grow our core business
- Strengthen value propositions of current offerings to solidify market leadership
- Drive expansion further into GRC category and extend offerings to current customer bases
- Explore new membership/certification model using the ACAMS framework

Train & Develop

- Grow continuing and professional education offerings based on timely/relevant topics
- Build partnerships with brands that will help address demand for upskilling/retraining due to technology/innovation related market disruptions

©2019 Adtalem Global Education Inc. All rights reserved.
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ADTALEM GLOBAL EDUCATION

 Business & Law  Thiago SayãoGroup President, Business & Law

Business & Law

At a Glance

- **Reach: <u>110,000 students</u>** are spread across 14 institutions, 20 campus locations and 187 learning centers
- **Academic strength**: B&L institutions have top academic standards and attractive national rankings
- **Strong brands**: Ibmec and Damásio are **flagship brands** in Brazil's education market
- **Platform**: country knowledge, integrated operating model and professional learning centers offer platform to scale in country
- **Relationships**: strong external partnerships (e.g., Singularity University and B3 – Brazilian Stock Market Education Department)
- **Market position**: B&L has an **established market position** in Brazilian education market

Vertical Investment Highlights

- Brazil will continue to rely on the private sector to close its enrollments gap
- Recent distance learning deregulation provides a significant opportunity for expansion

Professional Education brands

110,000+ Students | 400+ Programs

5 National brands | Ibmec and Damásio founded in 1970 | 5,200+ Colleagues

14 Institutions | 20 Campus locations | 187 Centers



- Wyden institutions
- Professional Education Learning Centers
- Ibmec Institutions

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ADTALEM GLOBAL EDUCATION

 B&L institutions offer undergraduate, graduate, test prep, and professional education programs across a wide span of fields (including Business, Engineering, and Law) and throughout all three market tiers with several brands serving the top less price sensitive tiers  Competitive Differentiators Allow Us to Compete in a Changing Macroeconomic Environment  Diversified Portfolio  The local institutions’ strength added to the capabilities provided by approximately 200 learning centers makes B/L a vertical that operates efficiently in all market channels  Omnichannel Distribution  The high-quality standards provided by B&L institutions guaranteed its resilience during Brazil’s last years of crisis and avoided significant drops in the operating margin  Operational Consistency  Integrated systems across the portfolio allow for operational efficiencies  Integrated Businesses  The development of agile models and innovation by test and learn allows the vertical operations to find new opportunities and accelerate expansion  Thirst for Innovation

Capital Growth Opportunities/Market Dynamics

Unmet Demand for Formal, Degree-Granting Programs

- Private sector accounts for 75% of total enrollments
- The country still has an expansive enrollment gap, with 22 million potential students
- Compete in a highly concentrated market
- Ibmec meets the need for a top-notch business school in the São Paulo market

Distance Learning's Growing Market

- The recent deregulation in the sector has decreased the barriers of entry in the lower market tiers
- By 2023, total enrollments share in the online modality is expected to reach 50%

Significant Demand for Prep and Certification Program

- Medical residency segment has only 3 relevant players and 50k students/doctors able to take the exams annually
- Bar exams receive 360k applications annually. This presents an opportunity to cross-sell and upsell test prep programs for Law students within B&L vertical

©2019 Adtalem Global Education Inc. All rights reserved.
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ADTALEM
GLOBAL EDUCATION

Business & Law Summary

Ibmec São Paulo

- Increase enrollments by using innovative admission processes
- Keep strong NPS and persistence levels
- Increase B2B sales and build partnerships to deliver new courses and programs
- Continue to grow dual degree/exchange partnership programs (e.g., Sorbonne University, London School of Economics)

SJT

- Expand market share by differentiating product offering
- Launch R1 program to compete for the highest share of the market (first residencies)
- Expand SJT scope to develop a general medical training organization

WydenOnline

- Continue to improve conversion rate and grow market share
- Increase brand awareness in the online market
- Improve student persistence by enhancing student satisfaction and experience

©2019 Adtalem Global Education Inc. All rights reserved.
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 Academic Panel  Mehul PatelGroup President, Financial Services  Dr. William OwenDean and Chancellor of Ross University School of Medicine (RUSM)  Dr. Karen CoxPresident, Chamberlain University  Maira HabimoradSr. Academic and Innovation Director

 Financial Overview  Patrick UnzickerChief Financial Officer

Adtalem Is Well-Positioned to Drive Shareholder Value as a Workforce Solutions Provider

- Strong free cash flow generation and solid financial position supports workforce solution strategy and shareholder return
- Strategy enhances Adtalem's inherent operating leverage
  - Highly profitable incremental enrollment in fixed-cost, campus-based model
  - Strong and consistent margins from greater percentage of online delivery and hybrid delivery
  - Digital/software as a service model for Financial Services
  - Optimized cost structure
- Workforce Solutions Provider positioning creates:
  - Longer-term relationships with customers and employers; greater "share of wallet"
  - Increased revenue visibility and sustainability (e.g., multi-year contracts, recurring revenue streams)
  - Continued diversification of payer funding sources

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ADTALEM GLOBAL EDUCATION

 Financially Diversified  FY19E Revenue Mix  FY18 Funding Sources  Financial Overview1, 2  1 Excludes special charges and discontinued operations.2 FY19 estimate is based on midpoint of outlook range provided in 3QFY19 results release.  By Operating Segment  By Institution    % Margin    17.3%    17.6%    16.6%  ($ Millions)  1%

Segment Outlook: Medical & Healthcare

Financial Summary

	FY15	FY19E	'15-'19E CAGR	'19E-'23E CAGR
Revenue	$701M	$852M	5.0%	4-6%
Operating Margin	22.2%	21.6%	–	*Increasing*
EBITDA	$187M	$214M	3.5%	6-8%
CapEx	$54M	$48M	–	*Decreasing*

Highlights

- Leverage and expand B2B relationships across the segment to support new workforce solutions provider positioning
- Continued supply/demand imbalances expected to drive ongoing segment revenue growth; our right to win market share supported by rising Academic outcomes (improved NCLEX pass rates, first time residency placement rates)
- Extend customer relationships beyond graduation: cultivate alumni relationships to support new student recruiting and lifelong learning
- Segment operating margins to increase, driven by continuation of new campus openings (4-5 over the planning horizon) and new online program launches at Chamberlain, including MSW and Accelerated MSN

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ADTALEM GLOBAL EDUCATION

Segment Outlook: Financial Services

Financial Summary

	FY15	FY19E	'15-'19E CAGR	'19E-'23E CAGR
Revenue	$100M	$163M	13.1%	10-12%
Operating Margin	24.1%	19.3%	–	*Increasing*
EBITDA	$29M	$38M	7.4%	21-23%
CapEx	$1M	$2M	–	*Stable*

Highlights

- ACAMS growth will be driven by increased penetration in the U.S. and international expansion
- ACAMS Certified Global Sanctions Specialist (CGSS) product launching in calendar 2020
- Re-established market leadership of Becker CPA Test Prep with revised product value proposition, features and pricing, which has resulted in regained market share
- Continued growth expected in Becker CPE driven by an expanded course catalog and an improved delivery platform
- Projections do not include acquisition of OnCourse Learning Financial Services

©2019 Adtalem Global Education Inc. All rights reserved.

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ADTALEM GLOBAL EDUCATION

Segment Outlook: Business & Law

Financial Summary

	FY15	FY19E	'15-'19E CAGR	'19E-'23E CAGR
Revenue	$159M	$226M	9.2%	3-5%
Operating Margin	9.3%	10.2%	–	*Increasing*
EBITDA	$23M	$34M	10.3%	7-9%
CapEx	$13M	$10M	–	*Decreasing*

Highlights

- Weakness on foreign currency exchange and slower than anticipated economic recovery continue to drive near-term headwinds. FY20 revenue is projected to be flat
- Pricing pressure, partially offset by modality shift to lower cost, online programs
- Ibmec new student enrollment driven by continued market demand and new partnerships with high-profile companies and organizations, as well as with high-quality international institutions
- WydenOnline offering well received by marketplace, resulting in significant enrollment growth; challenge is pricing structure
- Segment cash flow generation continues to increase as ATB operations achieve scale
- Remain cautiously optimistic about potential additional revenue growth but need to plan for macroeconomic issues taking time to resolve

©2019 Adtalem Global Education Inc. All rights reserved.

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ADTALEM GLOBAL EDUCATION

 Long Term Outlook  Key Metrics  FY20E vs FY19E  FY19-23E  Revenue  3-5%  4-6% CAGR  EBITDA  3-5%  9-11% CAGR  Tax Rates  17-18%  18-22%  CapEx/Revenue  3-4%  3-4%  ROIC  9-10%  11-13%  EPS  7-8%  12-14% CAGR

 Revenue and EBITDA Bridges  Adtalem Revenue Bridge1  Adtalem EBITDA Bridge1  1Excludes special charges and discontinued operations.  ($ Millions)  85-105  50-60  1,580-1,650  380-440  ($ Millions)

In the Planning Horizon We Expect to Generate $1.5B in Cash Flow from Operations

From FY14-18:

- CapEx invested in growth areas (Chamberlain, Med schools, and ATB)
- Deployed approximately $607M in Brazil and professional education acquisitions
- Repurchased $244M of shares
- Returned $80M through dividends



$1.5
$1.5
13%
22%
41%
24%
32%
43%
8%
17%
FY14-18
FY19-23
Available
Increase in Liquidity
Share Repurchases and Dividends
Acquisitions
Capital Expenditures

From FY19-23:

- CapEx investment moderates and focuses on Medical & Healthcare
- Expect to spend $640M on share repurchases
- Est. $480M available for:
  - Acquisitions
  - Continued investment in the core
  - Opportunistic share repurchases

©2019 Adtalem Global Education Inc. All rights reserved.
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ADTALEM GLOBAL EDUCATION

Closing  Lisa WardellPresident and Chief Executive Officer

             Strong cash flow generation and solid financial position with focus on shareholder returns  Experienced, global management team  Mission-based organization focused on serving student and employer partners  Streamlined and focused business/ enhanced long-term strategy  Compelling Investment Thesis  Substantial organic revenue growth and margin expansion opportunities  Leading positions with competitive differentiated products in attractive, growing markets

 Q&A

 Appendix

   The following table reconciles Adtalem Global Education’s (“Adtalem”) operating income as reported under U.S. Generally Accepted Accounting Principles (“GAAP”) to the non-GAAP measure of Earnings before Interest, Taxes, Depreciation and Amortization (“EBITDA”). Earnings are defined as Operating Income from Continuing Operations excluding Special Items. Management believes that this non-GAAP disclosure provides investors with useful supplemental information regarding the underlying business trends and performance of Adtalem’s ongoing operations and is useful for period-over-period comparisons of such operations given the nature of the special items. Adtalem uses this supplemental financial measure internally in its assessment of the performance of its portfolio of investments. This non-GAAP financial measure should be viewed in addition to, and not as a substitute for, Adtalem’s reported results prepared in accordance with GAAP.  Non-GAAP Financial Information      Medical & Healthcare    Financial Services    Business & Law    ATGE       FY15  FY19E  FY15  FY19E  FY15  FY19E  FY15  FY19E  Operating Income from Continuing Operations  $155M  $158M  $22M  $32M  $16M  $21M  $131M  $186M  Special Items Expense (Gain)¹  $2M  $26M  $2M  $0M  $0M  $2M  $6M  $32M  Operating Income from Continuing Operations excluding Special Items  $157M  $184M  $24M  $32M  $16M  $23M  $137M  $218M  Depreciation and Amortization  $25M  $30M  $3M  $7M  $7M  $11M  $42M  $50M  EBITDA  $182M  $214M  $27M  $39M  $23M  $34M  $179M  $268M  Appendix  ¹Includes restructuring expense in Medical & Healthcare, Financial Services and Home Office in fiscal year 2015, and in Medical & Healthcare and Home Office in fiscal year 2019E, and insurance settlement gain in Medical & Healthcare in fiscal year 2019E.

 Investor DayMay 13, 2019